EXHIBIT 99.1

PCTEL Reports $23.3 Million in Fourth Quarter Revenue

$91.4 Million for the Full Year

BLOOMINGDALE, Ill. – March 15, 2018 – PCTEL, Inc. (Nasdaq: PCTI), a leader in Performance Critical TELecom solutions, announced its results for the fourth quarter and the full year ended December 31, 2017.

Highlights from Continuing Operations

•

Revenue of $23.3 million in the quarter and $91.4 million for the year, down 1% in the quarter and up 8% for the year compared to last year. Connected Solutions revenue was down 9% in the quarter and up 4% for the year. RF Solutions was up 25% in the quarter and up 19% for the year.

•	Gross profit margin of 44.0% in the quarter and 42.4% for the year, up 265 basis points in the quarter and up 200 basis points for the year compared to last year.

•

Net income per diluted share of $0.19 in the fourth quarter and $0.24 for the year, an improvement of $0.47 per share in the quarter and $1.03 per share in the year. Approximately $0.03 per share of the improvement in the quarter and $0.13 per share in the year are attributed to improved operating results. The remainder is a result of non-cash changes in the Company’s deferred tax assets and related valuation allowance.

•

Non-GAAP net income and adjusted EBITDA are measures the company uses to reflect the results of its core earnings. A reconciliation of those non-GAAP measures to our financial statements is provided later in the press release.

•	Non-GAAP net income per diluted share of $0.08 in the fourth quarter and $0.28 for the year, unchanged in the quarter and up $0.07 for the year compared to last year.

•	Adjusted EBITDA margin as a percent of revenue of 10% in the fourth quarter and 9% for the year, up 55 basis points in the quarter and 95 basis points for the year compared to last year.

•

$38.1 million of cash and short-term investments and no debt at December 31, 2017. The Company generated free cash flow (cash flow from operations less capital spending) from continuing operations of approximately $2.1 million in the quarter and $7.1 million for the year.

“We are pleased to see revenue growth in both segments. Fleet and utilities markets continue to lead the growth in antennas and we closed several large scanning receiver deals through our OEM partners in the quarter,” said David Neumann, PCTEL’s CEO. “PCTEL is well positioned to take advantage of the long-term growth opportunities in Industrial IoT and 5G, which require both performance critical antenna solutions across multiple vertical markets and RF test equipment.”

CONFERENCE CALL / WEBCAST

PCTEL’s management team will discuss the Company’s results today at 4:30 p.m. ET. The call can be accessed by dialing (888) 782-2072 (U.S. / Canada) or (706) 679-6397 (International), conference ID: 47850719. The call will also be webcast at http://investor.pctel.com/events.cfm.

REPLAY: A replay will be available for two weeks after the call on either the website listed above or by calling (855) 859-2056 (U.S./Canada), or International (404) 537-3406, conference ID: 47850719.

About PCTEL

PCTEL, Inc. provides Performance Critical TELecom technology solutions. We are a leading global supplier of antennas and wireless network testing solutions. Our precision antennas are deployed in small cells, enterprise Wi-Fi access points, fleet management and transit systems, and in equipment and devices for the Industrial Internet of Things (IIoT). We offer in-house design, testing, radio integration, and manufacturing capabilities for our antenna customers. PCTEL’s test and measurement tools improve the performance of wireless networks globally, with a focus on LTE, public safety, and emerging 5G technologies. Network operators, neutral hosts, and equipment manufacturers rely on our scanning receivers and testing solutions to analyze, design, and optimize their networks.

For more information, please visit our website at http://www.pctel.com/.

PCTEL Safe Harbor Statement

This press release and our related comments in our earnings conference call contain “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Specifically, the statements regarding our future financial performance, growth of our Connected Solutions and RF Solutions businesses, anticipated demand for certain products and the anticipated growth of public and private wireless systems are forward-looking statements within the meaning of the safe harbor. These statements are based on management’s current expectations and actual results may differ materially from those projected as a result of certain risks and uncertainties, including the impact of data densification and IoT on capacity and coverage demand, impact of 5G, customer demand for these types of products and services generally, growth and continuity in PCTEL’s vertical markets, and PCTEL’s ability to grow its wireless products business and create, protect and implement new technologies and solutions. These and other risks and uncertainties are detailed in PCTEL's Securities and Exchange Commission filings. These forward-looking statements are made only as of the date hereof, and PCTEL disclaims any obligation to update or revise the information contained in any forward-looking statement, whether as a result of new information, future events or otherwise.

# # #

For further information contact:

John SchoenMichael Rosenberg

CFODirector of Marketing

PCTEL, Inc.PCTEL, Inc.

(630) 372-6800(301) 444-2046

public.relations@pctel.com

PCTEL, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	December 31,	December 31,
	2017	2016
ASSETS

Cash and cash equivalents	$5,559	$14,855
Short-term investment securities	32,499	18,456
Accounts receivable, net of allowance for doubtful accounts of $319 and $273 at December 31, 2017 and December 31, 2016, respectively	18,427	19,101
Inventories, net	12,756	14,442
Prepaid expenses and other assets	1,605	1,498
Current assets held for sale	0	50
Total current assets	70,846	68,402
Property and equipment, net	12,369	11,833
Goodwill	3,332	3,332
Intangible assets, net	2,113	3,275
Deferred tax assets, net	7,734	4,512
Other noncurrent assets	72	36
Non-current assets held for sale	0	776
TOTAL ASSETS	$96,466	$92,166

LIABILITIES AND STOCKHOLDERS’ EQUITY

Accounts payable	$5,471	$6,073
Accrued liabilities	7,284	7,177
Total current liabilities	12,755	13,250

Long-term liabilities	392	391

Total liabilities	13,147	13,641

Stockholders’ equity:
Common stock, $0.001 par value, 100,000,000 shares authorized, 17,806,792 and 17,335,122 shares issued and outstanding at December 31, 2017 and December 31, 2016, respectively	18	17
Additional paid-in capital	134,505	134,480
Accumulated deficit	(51,258)	(55,590)
Accumulated other comprehensive loss	54	(382)
Total stockholders’ equity	83,319	78,525
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$96,466	$92,166

PCTEL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
(in thousands, except per share data)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2017	2016	2017	2016

REVENUES	$23,301	$23,623	$91,437	$85,006
COST OF REVENUES	13,056	13,860	52,626	50,595
GROSS PROFIT	10,245	9,763	38,811	34,411
OPERATING EXPENSES:
Research and development	3,002	2,577	11,142	10,158
Sales and marketing	3,236	3,646	12,630	12,716
General and administrative	3,028	2,873	13,110	11,905
Amortization of intangible assets	124	124	496	531
Restructuring expenses	0	0	0	234
Total operating expenses	9,390	9,220	37,378	35,544
OPERATING INCOME (LOSS)	855	543	1,433	(1,133)
Other income, net	32	63	105	112
INCOME (LOSS) BEFORE INCOME TAXES	887	606	1,538	(1,021)
(Benefit) expense for income taxes	(2,402)	5,173	(2,471)	11,776
NET INCOME (LOSS) FROM CONTINUING OPERATIONS	3,289	(4,567)	4,009	(12,797)
NET LOSS FROM DISCONTINUED OPERATIONS, NET OF TAX BENEFIT	(39)	(760)	(187)	(4,884)
NET INCOME (LOSS)	$3,250	$(5,327)	$3,822	$(17,681)

Net Income (Loss) per Share From Continuing Operations:
Basic	$0.19	$(0.28)	$0.24	$(0.79)
Diluted	$0.19	$(0.28)	$0.24	$(0.79)

Net Loss per Share From Discontinued Operations:
Basic	$(0.00)	$(0.05)	$(0.01)	$(0.30)
Diluted	$(0.00)	$(0.05)	$(0.01)	$(0.30)

Net Income (Loss) per Share:
Basic	$0.19	$(0.33)	$0.23	$(1.09)
Diluted	$0.19	$(0.33)	$0.23	$(1.09)

Weighted Average Shares:
Basic	16,926	16,194	16,626	16,151
Diluted	17,299	16,194	16,913	16,151

Cash dividend per share	$0.055	$0.05	$0.210	$0.20

PCTEL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited, in thousands)

	Year Ended December 31,
.	2017	2016
Operating Activities:
Net income (loss) from continuing operations	$4,009	$(12,797)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation	2,567	2,629
Intangible asset amortization	1,162	1,198
Stock-based compensation	3,005	3,847
Loss on disposal/sale of property and equipment	18	2
Restructuring costs	(78)	30
Deferred tax provision	(2,647)	11,048
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable	853	1,695
Inventories	1,970	2,863
Prepaid expenses and other assets	(121)	44
Accounts payable	(1,037)	(484)
Income taxes payable	(199)	81
Other accrued liabilities	182	929
Deferred revenue	85	40
Net cash provided by operating activities	9,769	11,125

Investing Activities:
Capital expenditures	(2,666)	(1,739)
Proceeds from disposal of property and equipment	1	15
Purchases of investments	(49,009)	(74,264)
Redemptions/maturities of short-term investments	34,966	80,536
Net cash (used in) provided by investing activities	(16,708)	4,548

Financing Activities:
Proceeds from issuance of common stock	1,975	649
Payments for repurchase of common stock	0	(4,095)
Payment of withholding tax on stock-based compensation	(1,298)	(426)
Principle payments on capital leases	(98)	(51)
Cash dividends	(3,705)	(3,456)
Net cash used in financing activities	(3,126)	(7,379)
	.
Cash flows from discontinued operations:
Net cash used in operating activities	(795)	(242)
Net cash provided by (used in) investing activities	1,434	(173)
Net cash provided by (used in) discontinued operations	639	(415)

Net (decrease) increase in cash and cash equivalents	(9,426)	7,879
Effect of exchange rate changes on cash	130	(79)
Cash and cash equivalents, beginning of year	14,855	7,055
Cash and Cash Equivalents, End of Period	$5,559	$14,855

PCTEL, INC.
P&L INFORMATION BY SEGMENT - Continuing Operations (unaudited)
(in thousands)

	Three Months Ended December 31, 2017				Year Ended December 31, 2017
	Connected Solutions	RF Solutions	Corporate	Total	Connected Solutions	RF Solutions	Corporate	Total

REVENUES	$16,487	$6,861	$(47)	$23,301	$68,612	$23,019	$(194)	$91,437

GROSS PROFIT	5,157	5,077	11	10,245	22,439	16,354	18	38,811

OPERATING (LOSS) INCOME	$1,517	$1,869	$(2,531)	$855	$8,304	$4,177	$(11,048)	$1,433

	Three Months Ended December 31, 2016				Year Ended December 31, 2016
	Connected Solutions	RF Solutions	Corporate	Total	Connected Solutions	RF Solutions	Corporate	Total

REVENUES	$18,147	$5,488	$(12)	$23,623	$65,763	$19,419	$(176)	$85,006

GROSS PROFIT	5,671	4,070	22	9,763	20,706	13,690	15	34,411

OPERATING (LOSS) INCOME	$2,177	$701	$(2,335)	$543	$7,804	$1,042	$(9,979)	$(1,133)

Reconciliation of GAAP to non-GAAP Results - Continuing Operations (unaudited)
(in thousands except per share information)

Reconciliation of GAAP operating income (loss) to non-GAAP operating income - Continuing Operations (a)

		Three Months Ended December 31,		Year Ended December 31,
		2017	2016	2017	2016

	Operating Income (Loss)	$855	$543	$1,433	$(1,133)

(a)	Add:
	Amortization of intangible assets
	-Cost of revenues	167	167	666	668
	-Operating expenses	124	124	496	531
	Restructuring	0	0	0	234
	TelWorx investigation:
	-General & administrative	0	0	0	4
	Stock Compensation:
	-Cost of revenues	68	63	268	282
	-Engineering	123	125	517	650
	-Sales & marketing	112	140	474	617
	-General & administrative	244	451	1,745	2,298
		838	1,070	4,166	5,284
	Non-GAAP Operating Income	$1,693	$1,613	$5,599	$4,151
	% of revenue	7.3%	6.8%	6.1%	4.9%

Reconciliation of GAAP net income (loss) to non-GAAP net (loss) income - Continuing Operations (b)

		Three Months Ended December 31,		Year Ended December 31,
		2017	2016	2017	2016

	Net Income (Loss)	$3,289	$(4,567)	$4,009	$(12,797)

	Adjustments:
(a)	Non-GAAP adjustment to operating income (loss)	838	1,070	4,166	5,284
(b)	Other income related to SEC investigation of TelWorx	0	0	0	(4)
(b)	Income Taxes	(2,713)	4,871	(3,498)	11,009
		(1,875)	5,941	668	16,289
	Non-GAAP Net Income	$1,414	$1,374	$4,677	$3,492

	Non-GAAP Earning per Share:
	Basic	$0.08	$0.08	$0.28	$0.22
	Diluted	$0.08	$0.08	$0.28	$0.21

	Weighed Average Shares:
	Basic	16,926	16,194	16,626	16,151
	Diluted	17,299	16,439	16,913	16,325

This schedule reconciles the Company's GAAP operating income (loss) and GAAP net income (loss) to its non-GAAP operating income and non-GAAP net income.  The Company believes that presentation of this schedule provides meaningful supplemental information to both management and investors that is indicative of the Company's core operating results and facilitates comparison of operating results across reporting periods.  The Company uses these non-GAAP measures when evaluating its financial results as well as for internal planning and forecasting purposes.  These non-GAAP measures should not be viewed as a substitute for the Company's GAAP results.

(a) These adjustments reflect stock-based compensation expense, amortization of intangible assets, restructuring charges, and general and administrative expenses associated with the SEC investigation of TelWorx.

(b) These adjustments include the items described in footnote (a) as well as other income for insurance claims related to the SEC investigation of TelWorx, and non-cash income tax expense.

Reconciliation of GAAP to non-GAAP SEGMENT INFORMATION - Continuing Operations (unaudited) (a)
(in thousands)

	Three Months Ended December 31, 2017				Year Ended December 31, 2017
	Connected Solutions	RF Solutions	Corporate	Total	Connected Solutions	RF Solutions	Corporate	Total

Operating Income (Loss)	$1,517	$1,869	$(2,531)	$855	$8,304	$4,177	$(11,048)	$1,433
Add:
Amortization of intangible assets:
-Cost of revenues	0	167	0	167	0	666	0	666
-Operating expenses	39	85	0	124	156	340	0	496
Stock Compensation:
-Cost of revenues	40	28	0	68	161	107	0	268
-Engineering	63	60	0	123	243	274	0	517
-Sales & marketing	72	40	0	112	314	160	0	474
-General & administrative	46	19	179	244	180	68	1,497	1,745
	260	399	179	838	1,054	1,615	1,497	4,166
Non-GAAP Operating (Loss) Income	$1,777	$2,268	$(2,352)	$1,693	$9,358	$5,792	$(9,551)	$5,599

	Three Months Ended December 31, 2016				Year Ended December 31, 2016
	Connected Solutions	RF Solutions	Corporate	Total	Connected Solutions	RF Solutions	Corporate	Total

Operating (Loss) Income	$2,177	$701	$(2,335)	$543	$7,804	$1,042	$(9,979)	$(1,133)
Add:
Amortization of intangible assets:
-Cost of revenues	0	167	0	167	0	668	0	668
-Operating expenses	39	85	0	124	191	340	0	531
Restructuring expenses	0	0	0	0	44	117	73	234
TelWorx investigation:
-General & administrative	0	0	0	0	0	0	4	4
Stock Compensation:
-Cost of revenues	43	20	0	63	178	104	0	282
-Engineering	48	77	0	125	172	478	0	650
-Sales & marketing	99	41	0	140	438	179	0	617
-General & administrative	51	82	318	451	209	340	1,749	2,298
	280	472	318	1,070	1,232	2,226	1,826	5,284
Non-GAAP Operating (Loss) Income	$2,457	$1,173	$(2,017)	$1,613	$9,036	$3,268	$(8,153)	$4,151

This schedule reconciles the Company's GAAP operating income (loss) by segment to its non-GAAP operating income (loss). The Company believes that presentation of this schedule provides meaningful supplemental information to both management and investors that is indicative of the Company's core operating results and facilitates comparison of operating results across reporting periods.  The Company uses these non-GAAP measures when evaluating its financial results as well as for internal planning and forecasting purposes.  These non-GAAP measures should not be viewed as a substitute for the Company's GAAP results.

(a) These adjustments reflect stock-based compensation expense, amortization of intangible assets, restructuring charges, and general and administrative expenses associated with the SEC investigation of TelWorx.

PCTEL, Inc.
Reconciliation of GAAP operating income (loss) to Adjusted EBITDA - Continuing Operations (a)
(unaudited, in thousands)

		Three Months Ended December 31,		Year Ended December 31,
		2017	2016	2017	2016

	Operating Income (Loss)	$855	$543	$1,433	$(1,133)

(a)	Add:
	Depreciation and amortization	653	635	2,566	2,629
	Intangible amortization	291	291	1,162	1,199
	Stock compensation expenses	547	779	3,004	3,847
	Restructuring expense	0	0	0	234
	TelWorx investigation- operating expenses	0	0	0	4
	Adjusted EBITDA	$2,346	$2,248	$8,165	$6,780
	% of revenue	10.1%	9.5%	8.9%	8.0%

This schedule reconciles the Company's GAAP operating loss to Adjusted EBITDA.  The Company believes that this schedule provides meaningful supplemental information to both management and investors that is indicative of the Company's core operating results and facilitates comparison of operating results across reporting periods.  The Company uses Adjusted EBITDA when evaluating its financial results as well as for internal planning and forecasting purposes.  Adjusted EBITDA should not be viewed as a substitute for the Company's GAAP results.

(a) Adjusted EBITDA is defined as net income before interest, income taxes, depreciation and amortization.  These adjustments reflect depreciation, amortization of intangible assets, stock compensation expenses, restructuring expenses, and general and administrative expenses associated with the SEC investigation of TelWorx.